UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 24, 2017

Hilton Worldwide Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102
(Address of Principal Executive Offices) (Zip Code)
(703) 883-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                     ☐

Item 8.01    Other Events.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on January 4, 2017, Hilton Worldwide Holdings Inc. (the "Company") completed the separation of a portfolio of its hotels and resorts and its timeshare business into two publicly traded companies: Park Hotels & Resorts Inc. ("Park") and Hilton Grand Vacations Inc. ("HGV"), respectively, (the "spin-offs"). As a result of these separations, the combined historical results of operations and financial position of Park and HGV have been reported as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 (the "First Quarter 2017 10-Q"), filed with the SEC on May 2, 2017.

This Form 8-K retrospectively revises and supersedes information in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the "2016 10-K"), including the following items included in such 2016 10-K, to reflect Park and HGV as discontinued operations. This update is consistent with the presentation of continuing and discontinued operations included in the Company’s First Quarter 2017 10-Q.

•Part II—Item 6. Selected Financial Data
•Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
•Part II—Item 8. Financial Statements and Supplementary Data
•Exhibit 12 Computation of Ratio of Earnings to Fixed Charges

The exhibits included with this Current Report on Form 8-K, which are incorporated herein by reference, have been updated solely for matters relating to the reclassification of the historical results of operations and financial positions of Park and HGV as discontinued operations and have not otherwise been updated for events occurring after the filing of the 2016 10-K. Therefore, this Current Report on Form 8-K, including the exhibits hereto, should be read in conjunction with the Company’s 2016 10-K and filings made by the Company with the SEC subsequent to such 2016 10-K filing, including the Company’s First Quarter 2017 10-Q.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits hereto, may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may include, but are not limited to, statements related to the Company's expectations regarding the performance of the Company's business, financial results, liquidity and capital resources, the spin-offs and other non-historical statements. In some cases, one can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "projects," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties including, among others, risks inherent to the hospitality industry, macroeconomic factors beyond the Company's control, competition for hotel guests, management and franchise agreements, risks related to doing business with third-party hotel owners, performance of the Company's information technology systems, growth of reservation channels outside of the Company's system, risks of doing business outside of the U.S., and the Company's indebtedness. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under "Part I—Item 1A. Risk Factors" of the Annual Report on Form 10-K for the fiscal year ended December 31, 2016. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
12	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Ernst & Young LLP.
99.1	Part II—Item 6. Selected Financial Data.
99.2	Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Part II—Item 8. Financial Statements and Supplementary Data.
101.1 INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Kevin J. Jacobs
Name:	Kevin J. Jacobs
Title:	Executive Vice President and Chief Financial Officer

Date: May 24, 2017

EXHIBIT INDEX

Exhibit No.	Description
12.0	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Ernst & Young LLP.
99.1	Part II—Item 6. Selected Financial Data.
99.2	Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Part II—Item 8. Financial Statements and Supplementary Data.
101.1 INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.